SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): August 9, 2000


                            E-XACT TRANSACTIONS, LTD.
               (Exact Name of Registrant as Specified in Charter)


              Delaware                333-89561             98-0212722
    (State or Other Jurisdiction     (Commission          (I.R.S. Employer
          of Incorporation)         File Number)         Identification No.)


         143 Union Boulevard, Suite 850, P.O. Box 38, Lakewood, CO 80228
               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (303) 716-7090


                                 Not Applicable
           Former Name or Former Address if Changed Since Last Report

ITEM 5.  OTHER EVENTS

         See press release dated August 9, 2000, attached hereto as
Exhibit 99.1.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       E-XACT TRANSACTIONS, LTD.
                                          (Registrant)


Date: August 9, 2000                   By:  /s/ TED HENDERSON
                                          -------------------------------------
                                          Ted Henderson
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX


99.1     Press Release dated August 9, 2000.




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